EXHIBIT 10.2

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                     GS MORTGAGE SECURITIES CORPORATION II,

                                   PURCHASER,

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of October 1, 2006

                                 Series 2006-GG8

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of October 1, 2006, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the "Purchaser"), and Greenwich Capital Financial Products, Inc., a Delaware corporation, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund (the "Trust Fund"). For purposes of this Agreement, "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1 Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser subject to the rights of the other holders of interests in a Companion Loan all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A (the "Mortgage Loan Schedule") including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Note, subject to the rights of the other holders of interest in a Companion Loan, the Seller's interest in the related Mortgage and the other contents of the related Mortgage File, will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to the related Mortgage Loan (other than a Non-Serviced Companion Loan) prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and immediately thereafter the Trustee. On the Closing Date, the Seller shall also arrange for the delivery to the Depositor an amount equal to $62,395.21 to be deposited by the Master Servicer in the Collection Account on behalf of the Seller and for the benefit of the Trust Fund, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing October 1, 2006 for those Mortgage Loans that do not require a payment of a full month's interest on the Due Date in November 2006 or do not have a Due Date until December 2006. The Purchaser will sell the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the Underwriting Agreement, dated October 17, 2006 (the "Underwriting Agreement"), between the Purchaser and the Underwriters, and the Purchaser will sell the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (the "Private Certificates") to the initial purchasers (the "Initial Purchasers" and, collectively with the Underwriters, the "Dealers") specified in the Certificate Purchase Agreement, dated October 17, 2006 (the "Certificate Purchase Agreement"), between the Purchaser and Initial Purchasers.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $2,916,951,602 (excluding accrued interest and certain post-settlement adjustment for expenses incurred by the Underwriters on behalf of the Depositor). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2 Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

            SECTION 3 Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Trustee or a Custodian appointed thereby on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01, provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (b) The Seller shall deliver to the Master Servicer within 10 business days after the Closing Date, documents and records that (i) relate to the servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and
(iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments in the possession or under control of the Seller that relate to the Mortgage Loans and (y) a statement indicating which Escrow Payments are allocable to such Mortgage Loans); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            SECTION 4 Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5 Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) except with respect to a Non-Serviced Mortgage Loan, it shall record or cause a third party to record in the appropriate public recording office for real property the assignments of the Mortgage Loans, assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC-2 and UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefore or cure such defect of cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan).

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans to the Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Servicer, the Seller will cooperate with the reasonable requests of the Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Loan Documents. Notwithstanding the foregoing, this Section 5(b) shall not apply with respect to a Non-Serviced Mortgage Loan;

            (c) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

            (d) if during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Offered Certificates in connection with sales of the Offered Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD-ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (c) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated October 17, 2006, among Seller, the Purchaser and the Dealers (the "Indemnification Agreement" and, together with this Agreement, the "Operative Documents")); and

            (e) for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Seller's name on Exhibit U and Exhibit V of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6 Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance under the Operative Documents and has duly executed and delivered this Agreement and the Indemnification Agreement, and has the power and authority to execute, deliver and perform under this Agreement and each other Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

            (ii) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (v) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

            (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

            (viii) The Mortgage Loans were originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

            (ii) Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser's organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

            (v) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date or other date set forth in Exhibit B, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C.

            (d) Pursuant to the Pooling and Servicing Agreement, if any party thereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party is required to give prompt written notice thereof to the Seller.

            (e) If any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach," as the case may be. Promptly upon becoming aware of any such Material Document Defect or Material Breach (including through a written notice given by any party hereto, as provided above), the Seller, not later than 90 days from the earlier of the Seller's discovery or receipt of notice of such Material Document Defect or Material Breach, as the case may be (or, in the case of a Material Document Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach provided the Seller receives notice thereof in a timely manner), cure the same in all material respects (which cure shall include payment of any Additional Trust Fund Expenses associated therewith) or, if such Material Document Defect or Material Breach, as the case may be, cannot be cured within such 90 day period, repurchase the affected Mortgage Loan or any related REO Property at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account (or, in the case of a Non-Serviced Mortgage Loan or an REO Property that relates to a Non-Serviced Mortgage Loan, to the related REO Account); provided, however, that if (i) such Material Document Defect or Material Breach is capable of being cured but not within such 90 day period,
(ii) such Material Document Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach within such 90 day period, then the Seller shall have an additional 90 days to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Seller's receiving such additional 90 day period, the Seller shall deliver an Officer's Certificate to the Trustee setting forth the reasons such Material Document Defect or Material Breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Document Defect or Material Breach will be cured within such additional 90 day period); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a breach or a document defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            (f) In connection with any repurchase of a Mortgage Loan pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that, subject to Section 3.26 of the Pooling and Servicing Agreement, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer's Certificate to the effect that the requirements for repurchase have been satisfied.

            (g) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (h) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c). The Seller's obligation to cure any breach or repurchase or substitute any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller's representations or warranties contained in this Section 6(c); provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7 Review of Mortgage File. The Purchaser shall require the Trustee or the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

            SECTION 8 Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the purchase price for the Mortgage Loans as contemplated by Section 1. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

            (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

            (iii) an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form substantially similar to the opinions set forth in Exhibit E, acceptable to the Underwriters and each Rating Agency; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 9 Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 10 Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Offering Circular (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement and Prospectus and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; and (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Purchaser and the Underwriters.

            SECTION 11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 12 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 13 No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 14.

            SECTION 14 Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 15 Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 85 Broad Street, New York, New York 10004, to the attention of Emily Brooks, fax number (212) 346-3594, with a copy to David Stiepleman, fax number (212) 428-3141, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, to the attention of Andrew Snow, fax number (203) 618-2134, with a copy to Paul Stevelman, Esq., fax number (203) 618-2132 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 16 Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 17 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 18 Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 19 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 20 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

            SECTION 21 Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       GS MORTGAGE SECURITIES CORPORATION II

                                       By:   /s/ Leo Huang
                                            ----------------------------------
                                            Name:  Leo Huang
                                            Title: CFO

                                       GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                            INC.

                                       By:   /s/ Andrew Snow
                                            ----------------------------------
                                            Name:  Andrew Snow
                                            Title: Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

2006-GG8 Greenwich Mortgage Loan Schedule


Control                Loan      Loan
Number    Footnotes   Number     Group                 Property Name                                  Address
-------   ---------   -------   -------   ---------------------------------------   --------------------------------------------
      2           2   06-0316   Group 1   222 South Riverside Plaza                 222 S Riverside and 444 W Jackson
      3               06-0574   Group 1   Pointe South Mountain Resort              7777 South Pointe Parkway
      4               06-0690   Group 1   1441 Broadway                             1441 Broadway
      6               06-0345   Group 1   CA Headquarters                           One Computer Associates Plaza
      8               06-0689   Group 1   1410 Broadway                             1410 Broadway
      9               06-0568   Group 1   CityWest                                  2101 CityWest Boulevard
     11               06-0842   Group 1   ECM Theater Portfolio
  11.01               06-0842   Group 1   AMC Theater - Norwalk, CA                 12300 Civic Center Drive
  11.02               06-0842   Group 1   AMC Entertainment, Inc. - Morrow, GA      7065 Mt. Zion Circle
  11.03               06-0842   Group 1   Regal Cinemas, Inc. - Live Oak, TX        7901 Pat Booker Road
  11.04               06-0842   Group 1   Regal Cinemas, Inc. - Austell, GA         2480 East-West Connector Road
  11.05               06-0842   Group 1   Consolidated Theaters - Roanoke, VA       4730 Valley View Boulevard Northwest
  11.06               06-0842   Group 1   Regal Cinemas, Inc. - Beavercreek, OH     2651 Fairfield Commons
  11.07               06-0842   Group 1   Regal Cinemas, Inc. - Chula Vista, CA     1025 Tierra Deal Ray
  11.08               06-0842   Group 1   Regal Cinemas, Inc. - Henrietta, NY       525 Marketplace Drive
  11.09               06-0842   Group 1   Cinemark USA, Inc. - Lubbock, TX          2535 82nd Street
     12               06-0383   Group 1   Columbia Business Center
  12.01               06-0383   Group 1   Columbia Business Center Fee              2501 SE Columbia Way
  12.02               06-0383   Group 1   Columbia Business Center Leasehold        2501 SE Columbia Way
     13               06-0623   Group 1   Ariel Preferred Retail Portfolio
  13.01               06-0623   Group 1   Tulare Outlet Center                      1407 Retherford Street
  13.02               06-0623   Group 1   Laughlin Outlet Center                    1955 South Casino Drive
  13.03               06-0623   Group 1   Medford Outlet Center                     6750 West Frontage Road
  13.04               06-0623   Group 1   Warrenton Outlet Center                   1000 Warrenton Outlet Center
  13.05               06-0623   Group 1   Darien Outlet Center                      One Magnolia Bluff Way
  13.06               06-0623   Group 1   Traverse City Outlet Center               3639 Marketplace Circle
     14               06-0759   Group 1   Curtis Center Office Building             170 South Independence Mall West
     15               06-0552   Group 1   Pinnacle II                               3300 West Olive Avenue
     16               06-0635   Group 1   Gallery at Cocowalk                       3015 Grand Avenue
     18               06-0719   Group 1   Pioneer Plaza                             900 Fort Street Mall
     19               06-0169   Group 1   The Plaza in Clayton                      190 Carondelet Plaza
     20               06-0476   Group 1   Rubloff Retail Portfolio
  20.01               06-0476   Group 1   Hutchinson Mall                           1500 East 11th Street
  20.02               06-0476   Group 1   Lakewood Mall                             3315 Sixth Ave Southeast
  20.03               06-0476   Group 1   Imperial Mall                             SWC of 12th Street and Marian Road
  20.04               06-0476   Group 1   Thunderbird Mall                          Northwest Quadrant of 12th Ave West
                                                                                    & US Highway 53
     21               06-0866   Group 1   Legacy Tech Center                        2100-2190 Gold Street
     22               06-0732   Group 1   Tower Place 200                           3348 Peachtree Road Northeast
     23               06-0803   Group 1   Windsor Square NC                         1814 Windsor Square Drive
     24               05-0602   Group 1   Media Studios North                       3355 West Empire Avenue
     26               06-0617   Group 1   Clybourn Galleria                         1840 North Clybourn Avenue
     27               06-0467   Group 1   Penn Station Shopping Center              5550 Silver Hill Road
     28               06-0429   Group 1   Hitachi Plaza                             2000 Sierra Point Parkway
     29               06-0525   Group 2   Meridian Apartments                       1401 Aschinger Boulevard
     30               06-0783   Group 1   One Bowdoin Square                        One Bowdoin Square
     32               06-0477   Group 1   Algonquin Center                          NWC of South Randall Road and Harnish Drive
     33               06-0697   Group 1   55 Summer Street                          55 Summer Street
     34               06-0469   Group 2   Seramont Apartments                       2500 North Highway 121
     41               06-0543   Group 2   Cimarron Apartments                       8301 West Flamingo Road
     42               06-0508   Group 1   Holiday Inn - Albany                      205 Wolf Road
     43               06-0478   Group 1   Gateway Mall                              North Alpine Road & West Lane Road
     44               06-0558   Group 1   Dauphin Plaza                             3830-3884 Union Deposit Road
     45               06-0785   Group 1   Stanley Works                             1000 Stanley Drive
     50               06-0548   Group 1   Breckinridge Center                       3300-3355 Breckinridge Boulevard
     52               06-0296   Group 1   The Clark Building                        717 Liberty Avenue
     53               06-0735   Group 1   Latham Lowe's                             800 Loudon Road
     56               06-0627   Group 1   4801 Woodway Drive                        4801 Woodway Drive
     58               06-0575   Group 1   Waterfront Plaza - Reno                   300 East 2nd Street
     59               06-0594   Group 1   Royal Appliance                           7005 Cochran Road
     60               06-0736   Group 1   Amadeus Center                            9250 NW 36th Street
     61               06-0393   Group 1   Carolina First                            1501 Main Street
     62               06-0488   Group 1   Wilshire Roxbury                          9654 & 9660-9696 Wilshire Boulevard
     63               06-0571   Group 1   Prestige Place I and II                   2600 & 2650 McCormick Drive
     64               06-0806   Group 1   Woods at Brokenland & Rivers Center III   9700 Patuxent Woods Drive & 10270,
                                                                                    10280 & 10290 Old Columbia Road
     65               06-0479   Group 1   Rockford Crossing                         NWC of East State Street and Mill Road
     67               06-0761   Group 2   Glens at Rolling Ridge                    3998 Audrey Rae Lane
     68               06-0475   Group 1   Rubloff Center                            4949 and 4751 Harrison Avenue
     69               06-0298   Group 1   King's Grant Commons                      US Highway 401 and Ten-Ten Road
     71               06-0380   Group 1   Oviedo Town Center                        199 E. Mitchell Hammock Road
     73               05-0209   Group 1   River Street Inn                          115 East River Street
     74               06-0628   Group 1   Titan Building & Plaza                    2700 NE Loop 410 and 8200 Perrin Beitel Road
     79               06-0557   Group 1   West Bridgewater Plaza                    2077 North Main Street
     82               06-0428   Group 1   SoCal Self Storage - Pasadena             2581 E. Colorado Boulevard
     83               06-0447   Group 1   260 Park Ave South                        260 Park Avenue South
     85               06-0396   Group 1   San Marin Plaza                           101-270 San Marin Drive
   86-a           3   06-0802   Group 1   11450 Technology Circle                   11450 Technology Circle
   86-b           3   06-0802   Group 1   11450 Technology Circle
     89               06-0814   Group 2   Broad Street Apartments                   5-7, 17-19, and 27 West Broad Street
     93               06-0582   Group 1   Comfort Suites at World Golf Village      475 Commerce Lake Drive
     94               06-0442   Group 1   SoHo 25 Retail Condominium                25 Houston Street
     97               06-0626   Group 1   Extra Space Storage                       2222 N. Figueroa Street
     98               06-0717   Group 1   Quail Lakes Executive Office Park         2291 West March Lane
    101               06-0592   Group 1   Carolina Corporate Center                 5400 Glenwood Avenue
    103               06-0471   Group 1   Lake Mary Business Center                 1150 Emma Oaks Trail
    105               05-0456   Group 1   SoCal Self Storage - RSM                  30231 Tomas Road
    107               06-0808   Group 1   Maurice Villency Furniture II             200 Robbins Lane
    112               06-0756   Group 2   University Club Apartments                1441 Leah Avenue
    118               06-0355   Group 1   Vacaville Ford                            148 Peabody Road
    119               06-0539   Group 1   StorQuest Playa Vista                     12821 West Jefferson Boulevard
    121               06-0591   Group 1   50 Santa Rosa Avenue                      50 Santa Rosa Avenue
    125               06-0195   Group 1   AIM Self Storage                          2200 North Cota Street
    127               06-0670   Group 1   6630 McCarran Building C                  6630 South McCarran Boulevard, Building C
    128               06-0733   Group 1   1054 De Anza Boulevard                    1054 S De Anza Boulevard
    130               06-0419   Group 2   Meadows Student Housing                   62 Court Street & 10 Hillside Drive
    134               06-0613   Group 1   1000 Armitage Avenue                      1000 W. Armitage Avenue
    137               06-0734   Group 1   North Creek Professional Building         18425 West Creek Drive
    139               05-1380   Group 1   12 Havemeyer Place                        12 Havemeyer Place
    140               06-0451   Group 1   Holiday Inn Express Kannapolis            2491 Wonder Drive
    141               06-0491   Group 1   Sunset Place                              3720-3740 East Sunset Road
    142               06-0249   Group 1   Parkway Plaza                             10410 Kensington Parkway
    148               06-0741   Group 2   Pineridge Apartments                      2790 Pineridge Drive NW
    149               06-0506   Group 1   Doral Court Plaza                         8484 NW 36 Street
    153               06-0666   Group 1   Lexington Quail                           1301, 1311 and 1321 N. McCarran Boulevard
    154               06-0148   Group 1   Storage Station                           4530 South Peoria
    155               06-0805   Group 1   Maurice Villency Furniture                685 Route 17
    158               06-0739   Group 2   Limewood Apartments                       572 Limewood Drive
    160               06-0588   Group 1   Turnberry Industrial                      27215 West Turnberry Lane, Building 28


                                                                                Monthly       Gross         Remaining
Control                                                        Cut-Off Date       Debt       Interest        Term To
Number             City                State        Zip Code   Balance ($)    Service ($)    Rate (%)    Maturity (Mos.)
-------   ----------------------   --------------   --------   ------------   ------------   --------    ---------------
      2   Chicago                  Illinois            60606    202,000,000   1,236,007.87    6.19100%               116
      3   Phoenix                  Arizona             85044    190,000,000   1,223,508.59    6.68000%               118
      4   New York                 New York            10018    183,000,000     910,854.97    5.89100%               119
      6   Islandia                 New York            11749    165,643,200     974,074.04    6.96000%               118
      8   New York                 New York            10018    125,000,000     656,598.67    6.21700%               119
      9   Houston                  Texas               77042    121,000,000     737,557.81    6.15500%               117
     11                                                         112,050,000     616,219.23    6.50900%                60
  11.01   Norwalk                  California          90650
  11.02   Morrow                   Georgia             30260
  11.03   Live Oak                 Texas               78233
  11.04   Austell                  Georgia             30106
  11.05   Roanoke                  Virginia            24012
  11.06   Beavercreek              Ohio                45431
  11.07   Chula Vista              California          91910
  11.08   Henrietta                New York            14623
  11.09   Lubbock                  Texas               79423
     12                                                         106,000,000     621,905.93    6.94400%                58
  12.01   Vancouver                Washington          98661
  12.02   Vancouver                Washington          98661
     13                                                          94,000,000     639,079.37    7.21600%                58
  13.01   Tulare                   California          93274
  13.02   Laughlin                 Nevada              89029
  13.03   Medford                  Minnesota           55049
  13.04   Warrenton                Missouri            63383
  13.05   Darien                   Georgia             31305
  13.06   Traverse City            Michigan            49684
     14   Philadelphia             Pennsylvania        19106     92,000,000     481,546.53    6.19500%                59
     15   Burbank                  California          91505     85,600,000     530,566.30    6.31300%               119
     16   Coconut Grove            Florida             33133     79,425,000     494,158.82    6.34900%               119
     18   Honolulu                 Hawaii              96813     65,000,000     402,162.85    6.29600%               119
     19   Clayton                  Missouri            63105     62,200,000     310,011.57    5.89900%               120
     20                                                          57,458,000     339,885.77    5.87500%               120
  20.01   Hutchinson               Kansas              67501
  20.02   Aberdeen                 South Dakota        57401
  20.03   Hastings                 Nebraska            68901
  20.04   Virginia                 Minnesota           55792
     21   San Jose                 California          95002     52,875,000     263,579.43    5.90000%                84
     22   Atlanta                  Georgia             30326     50,500,000     271,666.04    6.36700%                60
     23   Matthews                 North Carolina      28105     50,000,000     302,674.50    6.09000%               120
     24   Burbank                  California          91504     47,000,000     263,333.00    5.38000%               120
     26   Chicago                  Illinois            60614     39,500,000     235,987.80    6.40200%               120
     27   District Heights         Maryland            20747     39,296,000     209,368.54    6.30600%                59
     28   Brisbane                 California          94005     38,000,000     234,887.74    6.28700%               117
     29   Columbus                 Ohio                43212     33,600,000     171,752.78    6.05000%               117
     30   Boston                   Massachusetts       02114     31,815,000     167,977.68    6.24900%               120
     32   Algonquin                Illinois            60102     28,600,000     141,965.57    5.87500%               120
     33   Boston                   Massachusetts       02110     28,400,000     150,810.90    6.28500%               120
     34   Euless                   Texas               76039     26,850,000     147,775.07    6.51400%                57
     41   Las Vegas                Nevada              89147     22,000,000     119,018.73    6.40300%               118
     42   Albany                   New York            12205     21,500,000     156,263.16    7.90000%                59
     43   Machesney Park           Illinois            61115     20,750,000     102,999.49    5.87500%               120
     44   Harrisburg               Pennsylvania        17109     19,750,000     121,077.99    6.20900%               119
     45   New Britain              Connecticut         06053     19,550,000     101,188.90    6.12600%               120
     50   Duluth                   Georgia             30096     18,200,000     112,771.71    6.31000%               120
     52   Pittsburgh               Pennsylvania        15222     18,000,000     101,698.12    6.68700%                58
     53   Colonie                  New York            12211     17,500,000      86,645.25    5.86000%               119
     56   Houston                  Texas               77056     17,060,000     106,577.30    6.38800%               119
     58   Reno                     Nevada              89501     17,000,000     107,563.39    6.51000%               117
     59   Glenwillow Village       Ohio                44139     17,000,000     103,348.77    6.13000%               119
     60   Doral                    Florida             33178     16,500,000      90,755.73    6.51000%               119
     61   Columbia                 South Carolina      29201     16,400,000      99,595.11    6.12000%               117
     62   Beverly Hills            California          90212     15,500,000      80,658.66    6.15900%               117
     63   Clearwater               Florida             33759     15,200,000      93,490.18    6.24000%               117
     64   Columbia                 Maryland            21046     14,650,353      98,394.82    6.19000%               104
     65   Rockford                 Illinois            61108     14,300,000      70,982.78    5.87500%               120
     67   Howell                   Michigan            48843     13,500,000      83,315.08    6.27200%               120
     68   Rockford                 Illinois            61108     13,392,000      79,218.74    5.87500%               120
     69   Fuquay Varina            North Carolina      27526     13,300,000      83,105.22    6.39000%               120
     71   Oviedo                   Florida             32765     12,565,000      77,855.85    6.31000%               119
     73   Savannah                 Georgia             31401     12,473,280      84,220.10    7.14700%                57
     74   San Antonio              Texas               78218     12,200,000      74,634.15    6.18900%               118
     79   West Bridgewater         Massachusetts       02379     11,000,000      67,435.84    6.20900%               119
     82   Pasadena                 California          91107     10,500,000      67,295.15    6.63400%               117
     83   New York                 New York            10010     10,500,000      54,471.18    6.14000%               118
     85   Novato                   California          94945      9,650,000      58,419.92    6.09060%               116
   86-a   Duluth                   Georgia             30097      6,495,429      52,613.57    7.50000%                33
   86-b                                                           2,941,090      25,795.65    8.58000%                33
     89   Richmond                 Virginia            23220      9,200,000      56,347.15    6.20000%               120
     93   St. Augustine            Florida             32095      8,592,488      55,357.07    6.67600%               119
     94   New York                 New York            10012      8,500,000      54,623.29    6.66000%               118
     97   Los Angeles              California          90065      8,160,000      53,469.15    6.85000%               119
     98   Stockton                 California          95207      8,125,000      42,459.24    6.18500%               118
    101   Raleigh                  North Carolina      27612      7,620,000      46,260.51    6.11700%               118
    103   Lake Mary                Florida             32746      7,533,665      49,472.07    6.85000%                57
    105   Rancho Santa Margarita   California          92688      7,250,000      46,465.70    6.63400%               117
    107   Syosset                  New York            11791      7,126,668      61,964.00    7.94000%                37
    112   San Marcos               Texas               78666      6,600,000      40,132.18    6.13200%               120
    118   Vacaville                California          95687      6,500,000      44,033.26    7.18000%               120
    119   Los Angeles              California          90066      6,000,000      37,091.45    6.28800%               118
    121   Santa Rosa               California          95404      6,000,000      34,659.79    6.83700%               118
    125   Norco                    California          92880      5,600,000      35,322.18    6.48000%               116
    127   Reno                     Nevada              89509      5,400,000      32,375.73    6.00000%               119
    128   San Jose                 California          95014      5,400,000      27,238.12    5.97000%               120
    130   Geneseo                  New York            14454      5,400,000      33,583.09    6.34500%               117
    134   Chicago                  Illinois            60614      5,000,000      31,475.27    6.46100%               117
    137   Tinley Park              Illinois            60477      4,774,000      28,930.19    6.10000%               119
    139   Greenwich                Connecticut         06830      4,500,000      27,883.12    6.31000%                50
    140   Kannapolis               North Carolina      28083      4,489,044      30,779.16    6.64000%               118
    141   Las Vegas                Nevada              89120      4,400,000      27,863.10    6.51800%               118
    142   Kensington               Maryland            20895      4,392,798      27,770.49    6.48600%               118
    148   Walker                   Michigan            49534      3,900,000      22,863.50    5.79200%               120
    149   Doral                    Florida             33166      3,720,000      22,817.65    6.21400%               118
    153   Sparks                   Nevada              89431      2,525,000      15,138.65    6.00000%               119
    154   Tulsa                    Oklahoma            74105      2,441,807      21,108.48    6.32600%               119
    155   Paramus                  New Jersey          07652      2,400,036      21,045.00    8.09000%                38
    158   Battle Creek             Michigan            49017      2,000,000      11,724.87    5.79200%               120
    160   Valencia                 California          91355      1,000,000       5,289.97    6.26100%               119


                              Remaining        Interest
Control                   Amortization Term    Accrual     Subservicing    Servicing      Administrative     Ground      Mortgage
Number    Maturity Date        (Mos.)           Method     Fee Rate (%)   Fee Rate (%)     Fee Rate (%)     Lease Y/N   Loan Seller
-------   -------------   -----------------   ----------   ------------   ------------    --------------    ---------   -----------
      2     6/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
      3     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      Yes         GCFP
      4     9/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
      6     8/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
      8     9/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
      9     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     11     10/6/2011                     0   Actual/360                       0.02000%          0.02049%                  GCFP
  11.01                                                                                                        No
  11.02                                                                                                        No
  11.03                                                                                                        No
  11.04                                                                                                        No
  11.05                                                                                                        No
  11.06                                                                                                        No
  11.07                                                                                                        No
  11.08                                                                                                        No
  11.09                                                                                                        No
     12     8/6/2011                      0   Actual/360        0.01000%       0.02000%          0.03049%                  GCFP
  12.01                                                                                                        No
  12.02                                                                                                        Yes
     13     8/6/2011                    360   Actual/360                       0.02000%          0.02049%                  GCFP
  13.01                                                                                                        No
  13.02                                                                                                        No
  13.03                                                                                                        No
  13.04                                                                                                        No
  13.05                                                                                                        Yes
  13.06                                                                                                        No
     14     9/6/2011                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     15     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     16     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     18     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     19     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     20     10/6/2016                   360   Actual/360                       0.02000%          0.02049%                  GCFP
  20.01                                                                                                        No
  20.02                                                                                                        No
  20.03                                                                                                        No
  20.04                                                                                                        No
     21     10/6/2013                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     22     10/6/2011                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     23     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     24     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     26     10/6/2016                   420   Actual/360                       0.02000%          0.02049%      No          GCFP
     27     9/6/2011                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     28     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     29     7/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     30     11/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     32     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     33     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     34     7/6/2011                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     41     8/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     42     9/6/2011                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     43     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     44     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     45     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     50     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     52     8/6/2011                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     53     9/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     56     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     58     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     59     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     60     9/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     61     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     62     7/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     63     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     64     6/1/2015                    284     30/360                         0.02000%          0.02049%      No          GCFP
     65     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
     67     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     68     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     69     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     71     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     73     7/6/2011                    360   Actual/360                       0.02000%          0.02049%      Yes         GCFP
     74     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     79     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     82     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     83     8/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
     85     6/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
   86-a     7/1/2009                    237     30/360                         0.02000%          0.02049%      No          GCFP
   86-b     7/1/2009                    230     30/360                         0.02000%          0.02049%      No          GCFP
     89     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
     93     9/6/2016                    359   Actual/360        0.05000%       0.02000%          0.07049%      No          GCFP
     94     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     97     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
     98     8/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
    101     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    103     7/6/2011                    357   Actual/360                       0.02000%          0.02049%      No          GCFP
    105     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    107     11/1/2009                   217     30/360                         0.02000%          0.02049%      No          GCFP
    112     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
    118     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
    119     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    121     8/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP
    125     6/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    127     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    128     10/6/2016                     0   Actual/360                       0.02000%          0.02049%      No          GCFP
    130     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    134     7/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    137     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    139     12/6/2010                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
    140     8/6/2016                    298   Actual/360                       0.02000%          0.02049%      No          GCFP
    141     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    142     8/6/2016                    358   Actual/360                       0.02000%          0.02049%      No          GCFP
    148     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
    149     8/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    153     9/6/2016                    360   Actual/360                       0.02000%          0.02049%      No          GCFP
    154     9/6/2016                    179   Actual/360                       0.02000%          0.02049%      Yes         GCFP
    155     12/1/2009                   218     30/360                         0.02000%          0.02049%      No          GCFP
    158     10/6/2016                   360   Actual/360                       0.02000%          0.02049%      No          GCFP
    160     9/6/2016                      0   Actual/360                       0.02000%          0.02049%      No          GCFP



                                             Crossed With                                        Companion Loan
Control                                       Other Loans     Companion Loan   Companion Loan        Monthly      Companion Loan
 Number       Prepayment Provision (1)      (Crossed Group)        Flag        Cut-off Balance       Payment       Interest Rate
-------   -------------------------------   ---------------   --------------   ---------------   --------------   --------------
      2   Lockout/28_Defeasance/88_0%/4
      3   Lockout/26_Defeasance/90_0%/4
      4   Lockout/25_Defeasance/92_0%/3
      6   Lockout/26_Defeasance/90_0%/4
      8   Lockout/25_Defeasance/92_0%/3
      9   Lockout/27_Defeasance/89_0%/4
     11   Lockout/24_Defeasance/33_0%/3
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
     12   Lockout/26_> YM or 1%/31_0%/3
  12.01
  12.02
     13   Lockout/26_Defeasance/30_0%/4
  13.01
  13.02
  13.03
  13.04
  13.05
  13.06
     14   Lockout/25_Defeasance/31_0%/4
     15   Lockout/25_Defeasance/91_0%/4
     16   Lockout/25_Defeasance/91_0%/4
     18   Lockout/25_Defeasance/91_0%/4
     19   Lockout/24_Defeasance/93_0%/3
     20   Lockout/24_Defeasance/92_0%/4
  20.01
  20.02
  20.03
  20.04
     21   Lockout/24_Defeasance/56_0%/4
     22   Lockout/24_Defeasance/32_0%/4
     23   Lockout/24_Defeasance/92_0%/4
     24   Lockout/24_Defeasance/93_0%/3
     26   Lockout/24_Defeasance/92_0%/4
     27   Lockout/25_Defeasance/32_0%/3
     28   Lockout/27_Defeasance/89_0%/4
     29   Lockout/27_Defeasance/89_0%/4
     30   Lockout/23_Defeasance/94_0%/3
     32   Lockout/24_Defeasance/92_0%/4
     33   Lockout/24_Defeasance/93_0%/3
     34   Lockout/27_Defeasance/29_0%/4
     41   Lockout/26_Defeasance/90_0%/4
     42   Lockout/25_Defeasance/31_0%/4
     43   Lockout/24_Defeasance/92_0%/4
     44   Lockout/25_Defeasance/91_0%/4
     45   Lockout/24_Defeasance/92_0%/4
     50   Lockout/24_Defeasance/93_0%/3
     52   Lockout/26_Defeasance/30_0%/4
     53   Lockout/24_> YM or 1%/92_0%/4
     56   Lockout/25_Defeasance/91_0%/4
     58   Lockout/27_Defeasance/90_0%/3
     59   Lockout/25_Defeasance/91_0%/4
     60   Lockout/25_Defeasance/91_0%/4
     61   Lockout/27_Defeasance/89_0%/4
     62   Lockout/39_Defeasance/78_0%/3
     63   Lockout/27_Defeasance/89_0%/4
     64   Lockout/36_> YM or 1%/80_0%/4
     65   Lockout/24_Defeasance/92_0%/4
     67   Lockout/24_Defeasance/92_0%/4
     68   Lockout/24_Defeasance/92_0%/4
     69   Lockout/24_Defeasance/92_0%/4
     71   Lockout/25_Defeasance/91_0%/4
     73   Lockout/24_Defeasance/26_0%/7
     74   Lockout/26_Defeasance/91_0%/3
     79   Lockout/25_Defeasance/91_0%/4
     82   Lockout/27_Defeasance/90_0%/3
     83   Lockout/26_Defeasance/90_0%/4
     85   Lockout/28_Defeasance/89_0%/3
   86-a   Lockout/60_> YM or 1%/59_0%/1
   86-b   Lockout/42_> YM or 1%/59_0%/1
     89   Lockout/24_Defeasance/92_0%/4
     93   Lockout/25_Defeasance/91_0%/4
     94   Lockout/26_Defeasance/90_0%/4
     97   Lockout/25_Defeasance/92_0%/3
     98   Lockout/26_Defeasance/90_0%/4
    101   Lockout/26_Defeasance/91_0%/3
    103   Lockout/27_Defeasance/29_0%/4
    105   Lockout/27_Defeasance/90_0%/3
    107   Lockout/60_> YM or 1%/56_0%/4
    112   Lockout/24_Defeasance/92_0%/4
    118   Lockout/24_Defeasance/92_0%/4
    119   Lockout/26_Defeasance/89_0%/5
    121   Lockout/26_Defeasance/91_0%/3
    125   Lockout/28_Defeasance/88_0%/4
    127   Lockout/59_> YM or 1%/57_0%/4
    128   Lockout/24_Defeasance/92_0%/4
    130   Lockout/27_Defeasance/89_0%/4
    134   Lockout/0_> YM or 8%/12_> YM or
          6%/12_> YM or 4%/24_> YM or
          2%/24_> YM or 1%/45_0%/3
    137   Lockout/25_Defeasance/91_0%/4
    139   Lockout/34_Defeasance/22_0%/4
    140   Lockout/26_Defeasance/90_0%/4
    141   Lockout/26_Defeasance/91_0%/3
    142   Lockout/26_Defeasance/90_0%/4
    148   Lockout/24_Defeasance/92_0%/4
    149   Lockout/26_Defeasance/91_0%/3
    153   Lockout/60_> YM or 1%/56_0%/4
    154   Lockout/25_Defeasance/91_0%/4
    155   Lockout/60_> YM or 1%/56_0%/4
    158   Lockout/24_Defeasance/92_0%/4
    160   Lockout/37_Defeasance/80_0%/3



          Companion Loan       Companion Loan
             Remaining           Remaining      Companion Loan     Subordinate      Subordinate       Subordinate       Subordinate
Control       Term To        Amortization Term     Servicing     Companion Loan   Companion Loan    Companion Loan    Companion Loan
 Number   Maturity (Mos.)         (Mos.)              Fees            Flag        Cut-off Balance   Monthly Payment   Interest Rate
-------   ---------------   -----------------   --------------   --------------   ---------------   ---------------   --------------
      2
      3
      4
      6                                                          Yes                13,156,800.00         77,369.29         6.96000%
      8
      9
     11                                                          Yes                12,450,000.00         68,468.80         6.50900%
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
     12
  12.01
  12.02
     13
  13.01
  13.02
  13.03
  13.04
  13.05
  13.06
     14
     15                                                          Yes                49,714,125.81        308,138.32         6.31300%
     16
     18
     19
     20
  20.01
  20.02
  20.03
  20.04
     21
     22
     23
     24
     26
     27
     28
     29                                                          Yes                 1,400,000.00         16,027.89        13.55000%
     30
     32
     33
     34
     41
     42
     43
     44
     45
     50
     52
     53
     56
     58
     59
     60
     61
     62
     63
     64
     65
     67
     68
     69
     71
     73
     74
     79
     82
     83
     85
   86-a
   86-b
     89
     93
     94
     97
     98
    101
    103
    105
    107
    112
    118
    119
    121
    125
    127
    128
    130
    134
    137
    139
    140
    141
    142
    148
    149
    153
    154
    155
    158
    160



            Subordinate        Subordinate Companion    Subordinate
           Companion Loan         Loan Remaining      Companion Loan
Control   Remaining Term To     Amortization Term        Servicing
Number     Maturity (Mos.)            (Mos.)               Fees
-------   -----------------   ---------------------   --------------
      2
      3
      4
      6                 118                       0           0.0100%
      8
      9
     11                  60                       0           0.0100%
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
     12
  12.01
  12.02
     13
  13.01
  13.02
  13.03
  13.04
  13.05
  13.06
     14
     15                 119                     360           0.0100%
     16
     18
     19
     20
  20.01
  20.02
  20.03
  20.04
     21
     22
     23
     24
     26
     27
     28
     29                 117                       0           0.0100%
     30
     32
     33
     34
     41
     42
     43
     44
     45
     50
     52
     53
     56
     58
     59
     60
     61
     62
     63
     64
     65
     67
     68
     69
     71
     73
     74
     79
     82
     83
     85
   86-a
   86-b
     89
     93
     94
     97
     98
    101
    103
    105
    107
    112
    118
    119
    121
    125
    127
    128
    130
    134
    137
    139
    140
    141
    142
    148
    149
    153
    154
    155
    158
    160


1     The Open Period is inclusive of the Maturity Date.
2     Interest rate equals 5.750% through June 5, 2008 and 6.191% thereafter.
3 The 11450 Technology Circle loan is evidenced by two separate pari passu notes, each having the economic terms set forth in this Annex.
4 Upon securitization of the subordinate companion loan, the servicing fee shall be 5bps.

                                    EXHIBIT B
                                    ---------

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

(2) Legal Compliance - Origination. The origination practices of the Seller have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

(4) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

(5) Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

(6)   No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

(7) Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

(8) Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Whole Loan, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (g) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

(9) UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

(10) Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(11) Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

(12) Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

(13) Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Whole Loan, the outstanding principal balance of the Whole Loan), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months),
      (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders and (d) if such Mortgage Loan is secured by a Mortgaged Property (other than a manufactured housing property) located in "seismic zones" 3 or 4 in California, Nevada, Idaho, Oregon, Washington or Arkansas, a seismic assessment by an independent third party provider was conducted and if the seismic assessment (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period) revealed a probable maximum loss equal to 20% or higher, earthquake insurance. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

(14) No Material Default. Other than payments due but not yet 30 days or more delinquent, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and (ii) to the Seller's actual knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration (A) that specifically pertains to any matter otherwise covered in this Exhibit B (including any schedule or exhibit hereto), or (B) with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve (12) months after the Closing Date. The Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

(15) Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

(16) Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(17)  Reserved.

(18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Sections 1.860G-2(f)(2) or 1.860G 2(a)(3) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2). As of the Closing Date, the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(19) Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) a responsible party, other than the Mortgagor, having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

(20) Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

(21) Bankruptcy. No Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

(22) Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

(23) Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, or (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) as set forth on Exhibit B-23-1 by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) debt in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth in Exhibit B-23-2. Except as related to (a)(i), (ii), (iii), (iv) or (v), above or b(i), (ii) or (iii) above, no Mortgage Loan may be assigned to another entity without the mortgagee's consent. The Mortgage or other Mortgage Loan document provides that to the extent any Rating Agency Fees are incurred in connection with the review and consent to any transfer or encumbrance the Mortgagor is responsible for such payment.

(24) Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage. Exhibit B-24 identifies each Mortgage Loan as to which, since the latest date on which the final due diligence materials were delivered for such Mortgage Loan to CWCapital Asset Management LLC, there has been, given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

(25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

(26) Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full (or in certain cases, the allocated loan amount) therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) as set forth on Exhibit B-26, in connection with the substitution of a replacement property in compliance with REMIC Provisions.

(27) Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

(28) Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

(29) Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance (A) in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person; and (B) in excess of $20,000,000, the representation and warranty in (A) above is true and the related Mortgagor (or if the Mortgagor is a limited partnership or a multi-member limited liability company, the special purpose general partner or special purpose managing member, as applicable, of the related Mortgagor), has at least one independent director, and the related Mortgagor has delivered a non-consolidation opinion of counsel. For each Mortgage Loan for which the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, at the time of origination of the Mortgage Loan, to the Seller's actual knowledge, the Mortgagor was in compliance with such requirements.

(30) Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

(31) Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

(32) Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

(33) Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(34) Other Collateral. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

(35) Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

(36) Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

(37) Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

(38) Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

(39) Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

(40) Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor and a natural person (or an entity with assets other than an interest in the Mortgagor) as guarantor have agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

(41) Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

(42) Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

(43) Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date,
      (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

(44) Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

(45) Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

(46) Subordinate Debt. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

(47) Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            (1) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (2) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (3) Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (4) Such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and (ii) to the actual knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            (5) The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            (6) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (7) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            (8) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            (9) Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (10) The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            (11) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            (12) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                 Exhibit B-23-1
                                 --------------

               LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT
               --------------------------------------------------

       LOAN #        MORTGAGE LOAN
       ------        -------------
         6           CA Headquarters
         19          The Plaza in Clayton
         71          Oviedo Town Center
         74          Titan Building & Plaza
         56          4801 Woodway Drive

                                 Exhibit B-23-2
                                 --------------

         List of Cross-Collateralized and Cross-Defaulted Mortgage Loans
         ---------------------------------------------------------------

                                      None

                                  Exhibit B-24
                                  ------------

      LIST OF MORTGAGE LOANS WITH POST-DUE DILIGENCE DELIVERY MODIFICATIONS
      ---------------------------------------------------------------------


LOAN #    NAME OF LOAN                    DESCRIPTION OF MODIFICATION

73        River Street Inn                Amendment to loan documents increasing
                                          the interest rate of the Mortgage Loan
                                          due to non-delivery of requested
                                          amendments to ground lease
                                          documentation.

97        Extra Space Storage             Modification to sever the McDonald's
                                          pad parcel from lien of the Mortgage.

11        ECM Theater Portfolio           Creation of a subordinate B note
                                          secured by the mortgaged property.

15        Pinnacle II                     Creation of a subordinate B note
                                          secured by the mortgaged property.

29        Meridian Apartments             Creation of a subordinate B note
                                          secured by the mortgaged property.

52        The Clark Building              Modification to loan documents
                                          relating to delivery of security
                                          deposits under the leases.

3         Pointe South Mountain Resort    Amendment to loan documents granting
                                          borrower the right to replace the
                                          thirty-five million dollar letter of
                                          credit securing the borrower's
                                          obligation to make certain renovations
                                          to the hotel on the mortgaged property
                                          with certain types of securities, with
                                          maturities of 90 days or less, in
                                          which the lender has been granted a
                                          first priority security interest.

                                          Amendment to loan documents granting
                                          borrower the right to provide an
                                          additional guarantor for recourse
                                          obligations who will be jointly and
                                          severally liable with the original
                                          guarantor, and to allow for the
                                          original guarantor's minimum required
                                          net worth and liquid assets tests to
                                          be measured against both guarantors
                                          (the original guarantor and the new
                                          guarantor) on a combined basis.

2         222 South Riverside Plaza       Modification to loan documents
                                          removing the requirement for a rating
                                          agency "no downgrade" confirmation in
                                          connection with a permitted future
                                          mezzanine debt.

13        Ariel Preferred Retail          Amendment to loan agreement to add
          Portfolio                       metes and bounds description to
                                          schedule of outparcels.

                                  Exhibit B-26
                                  ------------

                LIST OF MORTGAGE LOANS WITH PERMITTED RELEASE IN
      CONNECTION WITH THE SUBSTITUTION OF A REPLACEMENT MORTGAGED PROPERTY
      --------------------------------------------------------------------

                                      None

                                  Exhibit B-38

               LIST OF MORTGAGE LOANS WITH AFFILIATED BORROWERS
               ------------------------------------------------

LOAN #                 MORTGAGE LOAN
------                 -------------

4, 8                   1441 Broadway, 1410 Broadway

20, 32,                Rubloff Retail Portfolio, Algonquin Center, Gateway Mall,
43, 65, 68             Rockford Crossing, Rubloff Center

44, 79                 Dauphin Plaza, West Bridgewater Plaza

149                    Doral Court Plaza,
63, 50                 Prestige Place I and II, Breckinridge Center

82, 105                SoCal Self Storage - Pasadena, SoCal Self Storage - RSM

112, 148,              University Club Apartments, Pineridge Apartments,
158                    Limewood Apartments

127, 153               6630 McCarran Building C, Lexington Quail

107, 155               Maurice Villency Furniture II, Maurice Villency Furniture

33, 30                 55 Summer Street, One Bowdoin Square

11, 22                 ECM Theater Portfolio, Tower Place 200

                                  Exhibit B-39
                                  ------------

            MORTGAGE LOANS SECURED BY A LEASEHOLD INTEREST IN ALL
           OR A MATERIAL PORTION OF THE RELATED MORTGAGED PROPERTY
           -------------------------------------------------------

          LOAN #           MORTGAGE LOAN/ MORTGAGED PROPERTY
          ------           ---------------------------------
            12             Columbia Business Center Leasehold

           154             Storage Station

            73             River Street Inn

            3              Pointe South Mountain Resort

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Numerical references are to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement. Underlined titles correspond to the titles in the related Mortgage Loan representations and warranties and the loan numbers correspond to the control numbers listed in Annex A to the Prospectus Supplement.

The Mortgage Loan known as Woods at Brokenland & Rivers Center III, identified as Loan No. 64, is structured with the related promissory notes each secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT"). With respect to certain of the representations and warranties, with respect to such Mortgage Loan, statements regarding the borrower relate to the guarantor, as the owner of the Mortgaged Property.

12.         TITLE INSURANCE.

            107 Maurice Villency Furniture II: The title policy does not provide insurance for (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements on the mortgaged property.

            86-a/86-b   11450 Technology Circle: The title policy does not
                        provide insurance for access to a public road.


13.         INSURANCE.

            29 Meridian Apartments: Pursuant to the Lowe's Lease (as defined in the related mortgage), Lowe's (as defined in the related mortgage), as tenant, is responsible for carrying all insurance for the mortgaged property and all insurance proceeds must be used to restore and repair the mortgaged property. Lowe's agreed in its SNDA with Lender to permit an Insurance Trustee, meeting the standard eligibility requirements (such requirements are set forth in the related mortgage), to hold all insurance proceeds and to disburse them for restoration. Lender has consent rights over all plans and specifications and the Insurance Trustee cannot permit disbursements of insurance proceeds to Lowe's unless Lowe's provides evidence of payment to all persons providing labor or materials (together with lien waivers) with respect to the restoration.

19.         ENVIRONMENTAL CONDITIONS AND COMPLIANCE.

            27 Penn Station Shopping Center: The Phase I environmental site assessment (the "Phase I") identified two RECs arising from spills of solvents from the operation of two dry cleaning facilities at the Property. A Phase II environmental site assessment (the "Phase II") was performed to determine the extent of the spills. The Phase II found that the level of solvents in soil samples slightly exceeded the levels set by the Maryland Department of the Environment ("MDE") with respect to the protection of ground water but were below the levels set by the MDE with respect to non-residential clean-up requirements. The Phase II further stated that if the property is not located within a half mile of a potable water well or if the groundwater at the site does not exceed the MDE standards, then no further action is required. The consultants performing the Phase II were not permitted access to any groundwater sampling. Although the Phase II concluded that the level of solvents in the soil samples were not significant enough to require reporting to the MDE, the loan documents require the Mortgagor to enter into the MDE Voluntary Cleanup Program and to promptly comply with all of the recommendations and requirements thereunder. Although no amount was identified in either the Phase I or the Phase II as necessary to address the RECs, the Seller required that the Mortgagor escrow $175,000 which amount may only be disbursed to the Mortgagor upon the Mortgagor obtaining a "Certificate of Completion" or a "No Further Requirements Determination" from MDE under its Voluntary Cleanup Program.

            107 Maurice Villency Furniture II: An environmental site assessment performed on December 4, 1989 by Dunn Geoscience Corporation uncovered six (6) underground fuel tanks. Based on the results of testing on the tanks in 1989, two (2) of the tanks and associated contaminated soil were removed from the property. Following the removal of the tanks, further soil testing was done under the direction of a New York State Department of Environmental Conservation engineer. Based on the results of these soil tests, a single groundwater monitoring well was installed at the mortgaged property and reportedly has been and will be sampled quarterly to determine if groundwater at the mortgaged property has been impacted by fuel oil. No update of the 1989 environmental site assessment was performed in connection with Seller's acquisition of the mortgage loan.

            85 San Marin Plaza: Chlorinated solvents were released to the soil and groundwater at the related mortgaged property from a prior dry cleaning business. Prior to borrower's acquisition of the mortgaged property, cleanup and monitoring activities have been ongoing. The environmental report prepared in connection with the origination of the mortgage loan noted that such investigation, cleanup and monitoring activities have been effective and estimated that certain additional remedial action and monitoring could be required. The borrower deposited a reserve in the sum of $34,656 in connection with an environmental contract with SCS Engineers as reviewed and approved by Lender and agreed to perform all remedial and monitoring activities necessary until a "No Further Action Determination" from all governmental authorities having jurisdiction over the mortgaged property is obtained.

23.         TRANSFERS AND SUBORDINATE DEBT.

            34 Seramont Apartments: The loan documents permit future mezzanine debt secured by a pledge of equity interests in the borrower, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 80%.

            63 Prestige Place I & II: The loan documents permit, from and after the payment date occurring in August 2008, future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 84%.

            50 Breckinridge Center: The loan documents permit, from and after the payment date occurring in October 2008, future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 85%.

            94 SoHo 25 Retail Condominium: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 80%.

            2 222 South Riverside Plaza: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 80%.

            11 ECM Theater Portfolio: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 90%.

            32 Algonquin Center: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 80%.

            43 Gateway Mall: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 80%.

            65 Rockford Crossing: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 80%.

            68 Rubloff Center: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 80%.

            9 CityWest: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 78%.

            12 Columbia Business Center: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 90%.

            13 Ariel Preferred Retail Portfolio: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 80%.

            15 Pinnacle II: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 80%.

            24 Media Studios North: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 80%.

            18 Pioneer Plaza: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation, (ii) a combined LTV not to exceed 80% and (iii) a combined DSCR of no less than 1.15x.

            60 Amadeus Center: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation, (ii) a combined LTV not to exceed 80% and (iii) a combined DSCR of no less than 1.15x.

            3 Pointe South Mountain Resort: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) a combined LTV not to exceed 85% and (ii) a combined DSCR of no less than 1.10x.

            6 CA Headquarters: The loan documents permit mezzanine financing to refinance existing debt.

            19 The Plaza in Clayton: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined DSCR of no less than 1.00x.

            21 Legacy Tech Center: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) a combined LTV not to exceed 75% and (ii) a combined DSCR of no less than 1.05x.

            56 4801 Woodway Drive: The loan documents permit mezzanine financing to refinance existing debt.

            74 Titan Building & Plaza: The loan documents permit mezzanine financing to refinance existing debt.

            85 San Marin Plaza: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 85%.

            93 Comfort Suites at World Golf Village: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to a combined LTV not to exceed 85%.

            121 50 Santa Rosa Avenue: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) a combined LTV not to exceed 77% and (ii) a combined DSCR of no less than 1.25x.

            119 StorQuest Playa Vista: The loan documents permit future mezzanine debt, subject to the satisfaction of certain conditions, including but not limited to (i) a combined LTV not to exceed 50% and (ii) a combined DSCR of no less than 1.75x.

            16 Gallery at CocoWalk: The loan documents permit future mezzanine debt secured by a pledge of equity interests in the borrower, subject to the satisfaction of certain conditions, including, but not limited to: (1) the debt service coverage ratio shall be no less than 1.05 to 1.0; (2) the loan-to-value ratio shall be no greater than ninety percent (90%); (3) the proposed mezzanine lender shall enter into an intercreditor agreement in form and content acceptable to Lender and the Rating Agencies; and (4) rating agency "no downgrade" confirmation.

            112 University Club Apartments: The loan documents permit future mezzanine debt secured by a pledge of equity interests in the borrower, subject to the satisfaction of certain conditions, including, but not limited to:
                        (1) the actual debt service coverage ratio shall be no less than 1:20:1.0, (2) the loan to value ratio shall be no greater than 80%, (3) the proposed mezzanine lender shall enter into an intercreditor agreement in form and content acceptable to Lender and the Rating Agencies, and (4) rating agency "no downgrade" confirmation.

            59 Royal Appliance: The loan documents permit future mezzanine debt to pay for the hard and soft tenant improvement costs incurred by the borrower in connection with the expansion of the space demised under the Royal Appliance lease and the extension of the lease for a term of not less than 15 years. Such future mezzanine debt is subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) the maximum amount of the mezzanine loan may not exceed 80% of the lesser of (x) such hard and soft costs actually incurred and (y) the amount equal to fifty dollars ($50) per square foot of the applicable expansion space.

                        With respect to the Royal Appliance loan, the mortgage loan documents permit the related borrower's parent (or any entity holding any direct or indirect interests in the borrower's parent) to pledge their direct or indirect ownership interest in the related borrower to any institutional lender providing a corporate line of credit or other financing, provided that the value of the Mortgaged Property which is indirectly pledged as collateral under such financing constitutes no more than 10% of the total value of all assets directly or indirectly securing such financing, no more than 10% of the total value of all assets directly or indirectly security such financing.

            22 Tower Place 200: The loan documents permit transfers of direct or indirect ownership interests in the borrower without lender's consent provided that: (i) Aslan Realty Partners III, L.L.C. ("Guarantor") remains the sole member of the borrower, owning not less than 100 % of the limited liability company interests in borrower,
                        (ii) Aslan GP III, L.L.C. ("Aslan GP") remains the sole manager of Guarantor or shall be replaced by an alternate manager reasonably acceptable to lender within ten (10) days after Aslan GP ceases to be the sole manager of Guarantor, (iii) either (a) Robert D. Duncan or Stephen R. Quazzo is a managing principal of Aslan GP, or (b) a substitute managing principal or principals approved by Lender (such approval not to be unreasonably withheld) is named within one hundred eighty (180) days after both Robert D. Duncan and Stephen R. Quazzo cease being managing principals of Guarantor and Aslan GP, and
                        (iv) no person or group of affiliated persons not as of the date of the loan agreement owning, directly or indirectly, more than 49% of the beneficial ownership interests in borrower acquires more than 49% of the beneficial direct or indirect ownership interests in borrower, unless such person or group of affiliated persons are and remain under common control with, and have the same managing principals as, Guarantor and Aslan GP.

                        The loan documents permit Guarantor to pledge its right to receive equity distributions in the borrower provided that: Guarantor may pledge its right to receive equity distributions on account of its equity ownership interest in the borrower to Qualified Institutional Investors (as defined in the loan agreement) as part of the security for debt facilities which may be obtained by Guarantor from such Qualified Institutional Investors (collectively, "Aslan Line Debt"), subject to the following conditions: (i) no Event of Default shall exist; (ii) in no event shall borrower have any liability for the Aslan Line Debt or any liabilities or obligations under the loan documents evidencing and/or securing the Aslan Line Debt; (iii) equity distributions by the borrower shall be made only if no event of default shall exist and shall be made solely from excess property cash flow distributed by borrower to its ownership after payment of all debt service and reserve payments under the Loan and Operating Expenses (as defined in the loan agreement) for the property; and
                        (iv) Guarantor shall own sufficient other assets such that the direct or indirect ownership interest of Guarantor in borrower comprises no more than 20% of the assets of Guarantor, and the Aslan Line Debt shall be secured (to the extent permitted under applicable loan documents or other contracts) by pledges of distributions from or on account of substantially all of the equity ownership interests of Guarantor in real properties or interests therein from time to time held by Guarantor.

                        The loan documents permit future mezzanine debt secured by a pledge of equity interests in the borrower, subject to the satisfaction of certain conditions, including but not limited to (i) rating agency "no downgrade" confirmation and (ii) a combined LTV not to exceed 90%.

26.         RELEASES OF MORTGAGED PROPERTY.

            26 Clybourn Galleria: The Loan consists of four (4) cross-collateralized and cross-defaulted notes that collectively represent all of the condominium interests in a single Mortgaged Property. The four borrowers under the four (4) separate loan agreements own in the aggregate 100% of the ownership interests in the condominium. Each borrower is a unit owner in such condominium (the borrower related to the office portion of the Mortgaged Property owns two units). Each borrower may, under a separate mortgage loan, obtain the release of a unit (or in the case of the borrower related to the office portion of the Mortgaged Property, two units) from the cross-collateralization and cross-default provisions of the mortgage loan in connection with a bona fide, arm's-length sale of the unit to an unaffiliated third party upon satisfaction of certain conditions including (i) after giving effect to the transfer and assumption, the debt service coverage ratio of the transferred property will be equal to or greater than 1.20x and the loan-to-value ratio of the transferred property will be 75% or less, (ii) after giving effect to the transfer and assumption as to the other three cross-collateralized notes, the debt service coverage ratio for such related notes determined on a combined basis by lender is equal to or greater than 1.20x and the loan-to-value ratio with respect to the other three cross-collateralized notes determined on a combined basis by lender is 75% or less and (iii) so long as no more than two cross-collateralized notes and related condominium units will be released from the group of four cross-collateralized notes and related condominium units.

                        Each borrower under one of the four (4) separate loan agreements has the right, in connection with the exercise of a defeasance option or a transfer and assumption of any of the notes, to partially defease its note so that after giving effect to the defeasance option or transfer and assumption, (i) the debt-service-coverage ratio for the remaining cross-collateralized notes is not less than 1.20x and
                        (ii) the loan-to-value ratio for the remaining cross-collateralized notes is not greater than (x) 75% if either (a) a note was subject to a transfer and assumption or (b) if a note was defeased and the aggregate principal amount of the other cross-collateralized notes is less than $33,575,000 or
                        (y) 80% if a note was defeased and the aggregate principal amount of the other cross-collateralized notes is greater than or equal to $33,575,000.

29.         SINGLE PURPOSE ENTITY.

            34 Seramont Apartments: The mortgagor does not have an independent director and the mortgagor has not delivered a non-consolidation opinion of counsel.

            41 Cimarron Apartments: The mortgagor does not have an independent director and the mortgagor has not delivered a non-consolidation opinion of counsel.

            26 Clybourn Galleria: The mortgagor does not have an independent director.

            107 Maurice Villency Furniture II: The borrower is not required to be a special purpose entity.

            86-a/86-b   11450 Technology Circle: The borrower is not required to
                        be a special purpose entity.

39.         FEE SIMPLE INTEREST.

            Various     See Exhibit B-39 below.

40.         RECOURSE.

            9 CityWest: The Mortgage Loan is non-recourse to the related Mortgagor and does not have a recourse guarantor for any loss under the Mortgage Loan.

41.         ACCESS TAX PARCELS.

            154 Storage Station: The Mortgaged Property is not currently regarded as separate tax parcels. The borrower agreed to escrow an amount sufficient to pay the taxes associated with the entirety of the parcels and then seek reimbursement from the appropriate third party. Borrower also covenants to have the property regarded as one or more separate tax parcels for 2007 and beyond.

42.         FINANCIAL STATEMENTS.

            86-a/86-b   11450 Technology Circle: The Mortgagor is not required
                        to provide the mortgagee with operating statements and rent rolls.

47(C).      GROUND LEASE C.

            12 Columbia Business Center: The ground leases cannot be modified or amended without the lender's prior written consent. The ground lease does not expressly prohibit termination without the lender's prior written consent.

47(H).      GROUND LEASE H.

            154 Storage Station: The ground lease is scheduled to expire in 2020. Borrower has the option to extend the ground lease for successive 5-year terms, provided the ground lessor may terminate the right to additional option terms after the first two terms (i.e. after 2030), which is more than ten years but less than 20 years after the stated maturity date of the mortgage loan.

            12 Columbia Business Center: The ground lease is scheduled to expire December 31, 2030 (the maturity date of the loan is August 6, 2011).

            GROUND LEASE L.

            12 Columbia Business Center: The ground lease does not require the ground lessor to enter into a new lease upon termination for any reason, including rejection of the ground lease in bankruptcy.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            Greenwich Capital Financial Products, Inc. ("Seller") hereby certifies as follows:

            1. All of the representations and warranties (except as set forth on Schedule C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of October 1, 2006 (the "Agreement"), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            2. The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default under the Agreement.

            3. Neither the Prospectus, dated October 6, 2005, as supplemented by the Prospectus Supplement, dated October 17, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C Class D, Class E and Class F Certificates nor the Offering Circular, dated October 17, 2006 (the "Offering Circular"), relating to the offering of the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates, in the case of the Prospectus and the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the date hereof, or the Offering Circular, as of the date of thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            Certified this 17th day of October, 2006.

                                       GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                            INC.

                                       By:  __________________________________
                                            Name:
                                            Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

            (a) The Seller is a [__], duly organized, validly existing and in good standing under the laws of the State of [__] with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations thereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively, the "Operative Documents"), and has duly executed and delivered the Operative Documents, and has the power and authority to execute, deliver and perform under the Operative Documents and all the transactions contemplated thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with the Mortgage Loan Purchase Agreement;

            (b) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (c) The execution and delivery of each Operative Document by the Seller and the performance of its obligations thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (d) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (e) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated thereby, other than those which have been obtained by the Seller;

            (g) To our knowledge, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Prospectus and Prospectus Supplement in relation to the sale of the Mortgage Loans, which causes us to believe that (i) the Prospectus, at the date thereof or at the date hereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus, or (ii) the Prospectus Supplement, at the date thereof or at the date hereof, contains an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus Supplement, it being understood that we express no view as to any information incorporated by reference in the Prospectus or Prospectus Supplement or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Prospectus or Prospectus Supplement.

            (h) We hereby advise you that, in the course of the representation referred to above and our examination of the time of sale information, considered in light of our understanding of applicable law and the experience we have gained through our practice, no facts came to our attention that cause us to believe that as of the time of sale, the time of sale information (taken as a whole) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to (1) any blanks or bracketed items in the time of sale information for pricing terms, (2) any information incorporated by reference in the time of sale information or (3) the adequacy or accuracy of
(i) any financial, numerical, statistical or computational information included in or omitted from the time of sale information or (ii) any information contained in or omitted from any computer disk, CD-ROM or other electronic media accompanying the time of sale information.

            (i) Insofar as it related to the Seller and the Mortgage Loans (including without limitations the related borrowers and mortgaged properties) being sold by the Seller, the Prospectus Supplement, as of its date (with the exception of any information incorporated by reference therein and any numerical, financial, statistical and computational information included therein, as to which we express no view), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of Regulation AB under the Securities Act of 1933, as amended.